Coho Relative Value Equity Fund
a series of Managed Portfolio Series
Supplement Dated November 6, 2025 to the
Proxy Statement/Prospectus
Dated October 29, 2025 (“Prospectus”)
On October 29, 2025, the Prospectus was filed with the U.S. Securities and Exchange
Commission (“SEC”) and was recently distributed in connection with the meeting of shareholders of the Coho Relative Value Equity Fund (the “Target Fund”), a series of Managed
Portfolio Series, scheduled for November 25, 2025 at 12:00 p.m., Central time (the “Meeting”).
The purpose of the Meeting is to consider a proposal to reorganize the Target Fund into the
Huber Select Large Cap Value Fund within Advisors Series Trust.
This supplement is being filed solely to correct the number of shares of the Target Fund entitled to vote at the Meeting based on shares outstanding as of the record date, October 15, 2025
(“Voting Shares”). Accordingly, all references contained in the Prospectus that disclose the number of Voting Shares are hereby deleted and replaced with the following amount:
Shares Outstanding8,014,878.606
Important Information
This supplement should be read in conjunction with the Prospectus. To the extent that information in this supplement differs from or updates information contained in the Prospectus, the information in this supplement controls. This supplement does not change or update any of the other disclosures contained in the Prospectus.
This supplement should be retained with your Prospectus
for future reference.